Unaudited Pro Forma Results (Detail) (Pro Forma, USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Pro Forma
Total revenue	$ 1,542,954	$ 2,756,294	$ 2,254,564
Net income (loss)	(1,355,901)	458,553	(1,712,241)
Net income (loss) applicable to common stockholders		$ 262,553	$ (1,712,241)
Earnings per share:
Basic	$ (0.23)	$ 0.04	$ (0.35)
Diluted	$ (0.23)	$ 0.04	$ (0.35)